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                                                                   Exhibit 99.04

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      FIRST USA BANK, NATIONAL ASSOCIATION

           ---------------------------------------------------------------------
                FIRST USA CREDIT CARD MASTER TRUST, SERIES 1996-6
           ---------------------------------------------------------------------

                    Monthly Period:                  3/1/02 to
                                                     3/31/02
                    Distribution Date:               4/10/02
                    Transfer Date:                   4/9/02

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1996-6 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

   A.   Information Regarding the Current Monthly Distribution.
        -------------------------------------------------------

        1.   The total amount of the distribution to
             Certificateholders on the Distribution Date per
             $1,000 original certificate principal amount
                                            Class A                    $1.68333
                                            Class B                    $1.85833
                                            CIA                        $2.35833
                                                                     -----------
                                              Total (Weighted Avg.)    $1.76060

        2.   The amount of the distribution set forth in
             paragraph 1 above in respect of interest on
             the Certificates, per $1,000 original
             certificate principal amount
                                            Class A                    $1.68333
                                            Class B                    $1.85833
                                            CIA                        $2.35833
                                                                     -----------
                                              Total (Weighted Avg.)    $1.76060


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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-6
Page 2

    3. The amount of the distribution set forth in
       paragraph 1 above in respect of principal on the
       Certificates, per $1,000 original certificate
       principal amount
                                      Class A                          $0.00000
                                      Class B                          $0.00000
                                      CIA                              $0.00000
                                                                     ----------
                                      Total (Weighted Avg.)            $0.00000

B.  Information Regarding the Performance of the Trust.
    --------------------------------------------------

    1. Allocation of Principal Receivables.
       -----------------------------------

       The aggregate amount of Allocations of
       Principal Receivables processed during
       the Monthly Period which were allocated in
       respect of the Certificates
                                      Class A                   $135,983,085.33
                                      Class B                    $12,271,899.01
                                      CIA                        $15,561,812.38
                                                             ------------------
                                      Total                     $163,816,796.72

    2. Allocation of Finance Charge Receivables
       ----------------------------------------

       (a1) The aggregate amount of Allocations of
            Finance Charge Receivables processed
            during the Monthly Period which were
            allocated in respect of the Certificates
                                      Class A                    $13,923,248.94
                                      Class B                     $1,256,514.40
                                      CIA                         $1,593,367.19
                                                             ------------------
                                      Total                      $16,773,130.53

       (b1) Principal Funding Investment Proceeds
            (to Class A)                                                  $0.00
       (b2) Withdrawals from Reserve Account
            (to Class A)                                                  $0.00
                                                             ------------------
            Class A Available Funds                              $13,923,248.94

       (c1) Principal Funding Investment Proceeds
            (to Class B)                                                  $0.00
       (c2) Withdrawals from Reserve Account
            (to Class B)                                                  $0.00
            Class B Available Funds                               $1,256,514.40

       (d1) Principal Funding Investment Proceeds
            (to CIA)                                                      $0.00
       (d2) Withdrawals from Reserve Account
            (to CIA)                                                      $0.00
            CIA Available Funds                                   $1,593,367.19



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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-6
Page 3


    3. Principal Receivable / Investor Percentages
       -------------------------------------------

       (a) The aggregate amount of Principal
           Receivables in the Trust as
           of 03/31/02                                       $32,106,622,264.74

       (b) Invested Amount as of 03/31/02
           (Adjusted Class A Invested Amount
           during Accumulation Period)
                                      Class A                   $862,650,000.00
                                      Class B                    $78,000,000.00
                                      CIA                        $98,750,000.00
                                                              -----------------
                                      Total                   $1,039,400,000.00

       (c) The Floating Allocation Percentage:
                                      Class A                             2.604%
                                      Class B                             0.235%
                                      CIA                                 0.298%
                                                                          ------
                                      Total                               3.137%

       (d) During the Accumulation Period: The Invested
           Amount as of ______ (the last day of the
           Revolving Period)
                                      Class A                             $0.00
                                      Class B                             $0.00
                                      CIA                                 $0.00
                                                              -----------------
                                      Total                               $0.00

       (e) The Fixed/Floating Allocation Percentage:
                                      Class A                             2.604%
                                      Class B                             0.235%
                                      CIA                                 0.298%
                                                                          ------
                                      Total                               3.137%


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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-6
Page 4

    4. Delinquent Balances.
       -------------------

       The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly
       Period

       (a) 30 - 59 days                                         $465,565,428.46
       (b) 60 - 89 days                                         $317,975,669.84
       (c) 90 - 119 days                                        $257,914,850.34
       (d) 120 - 149 days                                       $219,245,901.21
       (e) 150 - 179 days                                       $194,962,306.54
       (f) 180 or more days                                               $0.00
                                      Total                   $1,455,664,156.39

    5. Monthly Investor Default Amount.
       -------------------------------

       (a) The aggregate amount of all defaulted
           Principal Receivables written off as
           uncollectible during
           the Monthly Period allocable to the
           Invested Amount (the aggregate "Investor
           Default Amount")
                                      Class A                     $4,732,401.46
                                      Class B                       $427,079.24
                                      CIA                           $541,572.82
                                                                    -----------
                                      Total                       $5,701,053.52


    6. Investor Charge-Offs & Reimbursements of Charge-Offs.
       ----------------------------------------------------

       (a) The aggregate amount of Class A Investor Charge-
           Offs and the reductions in the Class B Invested
           Amount and the CIA
                                      Class A                             $0.00
                                      Class B                             $0.00
                                      CIA                                 $0.00
                                                                  -------------
                                      Total                               $0.00

       (b) The amounts set forth in paragraph 6(a) above,
           per  $1,000 original certificate principal
           amount (which  will have the effect of reducing,
           pro rata, the amount of each Certificateholder's
           investment)
                                      Class A                             $0.00
                                      Class B                             $0.00
                                      CIA                                 $0.00
                                                                  -------------
                                      Total                               $0.00




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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-6
Page 5


       (c) The aggregate amount of Class A Investor Charge-
           Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA

                              Class A                                   $0.00
                              Class B                                   $0.00
                              CIA                                       $0.00
                                                                   ----------
                              Total                                     $0.00

       (d) The amounts set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                              Class A                                   $0.00
                              Class B                                   $0.00
                              CIA                                       $0.00
                                                                   ----------
                              Total                                     $0.00

    7. Investor Servicing Fee
       ----------------------
       (a) The amount of the Investor Monthly Servicing
           Fee payable by the Trust to the Servicer for the Monthly Period

                              Class A                           $1,078,312.50
                              Class B                              $97,500.00
                              CIA                                 $123,437.50
                                                                  -----------
                              Total                             $1,299,250.00


    8. Reallocated Principal Collections
       ---------------------------------
           The amount of Reallocated CIA
           and Class B Principal Collections applied in respect of Interest Shortfalls, Investor
           Default Amounts or Investor Charge-Offs for the prior month.

                              Class B                                   $0.00
                              CIA                                       $0.00
                                                                        -----
                              Total                                     $0.00

    9. CIA Invested Amount
       -------------------
       (a) The amount of the CIA Invested Amount as
           of the close of business on the related
           Distribution Date after giving effect to
           withdrawals, deposits  and payments to  be
           made in respect of the preceding month              $98,750,000.00





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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-6
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       (b) The Required CIA Invested Amount as of the
           close of business on the related Distribution
           Date after giving effect to withdrawals,
           deposits and payments to be made in respect
           of the preceding month                                $98,750,000.00


    10. The Pool Factor
        ---------------
           The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                       Class A                       1.00000000
                                       Class B                       1.00000000
                                       Total                         1.00000000

    11. The Portfolio Yield
        -------------------
          The Portfolio Yield for the related
          Monthly Period                                                  12.78%

    12. The Base Rate
        -------------
          The Base Rate for the related Monthly
          Period                                                           4.11%



C   Information Regarding the Principal Funding Account
    ---------------------------------------------------

      1.  Accumulation Period

      (a) Accumulation Period Commencement Date                      10/01/2003

      (b) Accumulation Period Length (months)                                 1

      (c) Accumulation Period Factor                                      14.00

      (d) Required Accumulation Factor Number                                 8

      (e) Controlled Accumulation Amount                      $1,039,400,000.00

      (f) Minimum Payment Rate (last 12 months)                           13.63%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-6
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            2. Principal Funding Account
               -------------------------

               Beginning Balance                                          $0.00
                  Plus:  Principal Collections for related
                         Monthly Period from Principal
                         Account                                           0.00
                  Plus:  Interest on Principal Funding Account
                         Balance for related Monthly
                         Period                                            0.00

                  Less:  Withdrawals to Finance Charge
                         Account                                           0.00
                  Less:  Withdrawals to Distribution Account               0.00
                                                                 --------------
               Ending Balance                                              0.00

            3. Accumulation Shortfall
               ----------------------

                      The Controlled Deposit Amount for the
                      previous  Monthly Period                            $0.00


               Less:  The amount deposited into the Principal
                      Funding  Account for the Previous
                      Monthly Period                                      $0.00

                      Accumulation Shortfall                              $0.00

                                                                 --------------

                      Aggregate Accumulation Shortfalls                   $0.00

            4. Principal Funding Investment Shortfall
               --------------------------------------

                      Covered Amount                                      $0.00

               Less:  Principal Funding Investment Proceeds               $0.00

                                                                 --------------
                      Principal Funding Investment Shortfall              $0.00
                                                                 --------------

D.       Information Regarding the Reserve Account
         -----------------------------------------

            1. Required Reserve Account Analysis
               ---------------------------------

               (a)  Required Reserve Account Amount
                    percentage                                          0.00000%

               (b)  Required Reserve Account Amount ($)                   $0.00
                    .5% of Invested Amount or other amount
                    designated by Transferor)

               (c)  Required Reserve Account Balance after
                    effect of  any transfers on the Related
                    Transfer Date                                         $0.00

               (d)  Reserve Draw Amount transferred to the
                    Finance Charge Account on the Related
                    Transfer Date                                         $0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1996-6
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            2. Reserve Account Investment Proceeds
               -----------------------------------
               Reserve Account Investment Proceeds transferred
               to the Finance Charge Account on the Related
               Transfer Date                                              $0.00

            3. Withdrawals from the Reserve Account
               ------------------------------------
               Total Withdrawals from the Reserve Account
               transferred to the Finance Charge Account on the
               related Transfer                                           $0.00
               Date (1 (d) plus 2 above)

            4. The Portfolio Adjusted Yield
               ----------------------------
               The Portfolio Adjusted Yield for the related
               Monthly Period                                              7.56%




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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                        First USA Bank, National Association
                        as Servicer



                        By: /s/ Tracie Klein
                           --------------------------------
                            Tracie Klein
                            First Vice President